Exhibit 99

CATALYST FOR A BETTER HAWAIʻI

2023 Statistical Supplement
Hawaiian Electric Industries, Inc.

Hawaiian Electric Industries, Inc.
2023 Statistical Supplement

i

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2023	2022	2021	2020	2019
(dollars in thousands, except per share amounts)
Results of operations
Revenues	$3,682,166	$3,741,985	$2,850,379	$2,579,775	$2,873,948
Net income for common stock	199,238	241,138	246,166	197,824	217,882
Basic earnings per common share	1.82	2.20	2.25	1.81	2.00
Diluted earnings per common share	1.81	2.20	2.25	1.81	1.99
Dividends per common share	1.08	1.40	1.36	1.32	1.28
Operating income (loss)
Electric utility	$302,158	$299,191	$279,558	$268,550	$254,378
Bank	77,612	101,518	128,203	61,809	110,909
Other	(27,166)	(19,636)	(21,695)	(18,866)	(17,266)
	$352,604	$381,073	$386,066	$311,493	$348,021
Assets [1]
Electric utility	$7,283,554	$6,597,467	$6,491,625	$6,457,373	$6,388,682
Bank	9,673,192	9,545,970	9,181,603	8,396,533	7,233,017
Other	287,075	140,807	149,409	150,101	123,552
	$17,243,821	$16,284,244	$15,822,637	$15,004,007	$13,745,251
Capital structure [1,2]
Short-term borrowings - other than bank	$—	$172,568	$53,998	$129,379	$185,710
Long-term debt, net - other than bank	2,842,429	2,384,980	2,321,937	2,119,129	1,964,365
Preferred stock of subsidiaries	34,293	34,293	34,293	34,293	34,293
Common stock equity	2,344,841	2,202,499	2,390,884	2,337,502	2,280,260
	$5,221,563	$4,794,340	$4,801,112	$4,620,303	$4,464,628
Capital structure ratios [1,2]
Short-term borrowings - other than bank	—%	3.6%	1.1%	2.8%	4.2%
Long-term debt, net - other than bank	54.4	49.8	48.4	45.9	44.0
Preferred stock of subsidiaries	0.7	0.7	0.7	0.7	0.8
Common stock equity	44.9	45.9	49.8	50.6	51.0
	100.0%	100.0%	100.0%	100.0%	100.0%
Key financial ratios
Market price to book value per common share [1]	67%	208%	190%	165%	224%
Price earnings ratio [3]	7.8x	19.0x	18.4x	19.6x	23.5x
Return on average common equity	8.8%	10.5%	10.4%	8.6%	9.8%
Indicated annual dividend yield[1]	7.6%	3.3%	3.3%	3.7%	2.7%
Dividend payout ratio	59%	64%	60%	73%	64%
Full-time employees
HEI (includes Pacific Current)	75	79	49	49	50
Hawaiian Electric and its subsidiaries	2,564	2,511	2,469	2,579	2,675
ASB	958	1,050	1,079	1,064	1,111
	3,597	3,640	3,597	3,692	3,836

Note:	This report should be read in conjunction with HEI’s Form 10-K for each year.
1 At December 31.
[2] Excludes ASB's deposit liabilities and other borrowings.
[3] Calculated using December 31 market price per common share divided by diluted earnings per common share.

CONSOLIDATED STATEMENTS OF INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2023	2022	2021	2020	2019
(in thousands, except per share amounts)
Revenues
Electric utility[1]	$3,269,521	$3,408,587	$2,539,636	$2,265,320	$2,545,942
Bank	394,663	321,068	306,398	313,511	327,917
Other[1]	17,982	12,330	4,345	944	89
Total revenues	3,682,166	3,741,985	2,850,379	2,579,775	2,873,948
Expenses
Electric utility	2,967,363	3,109,396	2,260,078	1,996,770	2,291,564
Bank	317,051	219,550	178,195	251,702	217,008
Other	45,148	31,966	26,040	19,810	17,355
Total expenses	3,329,562	3,360,912	2,464,313	2,268,282	2,525,927
Operating income (loss)
Electric utility	302,158	299,191	279,558	268,550	254,378
Bank	77,612	101,518	128,203	61,809	110,909
Other	(27,166)	(19,636)	(21,695)	(18,866)	(17,266)
Total operating income	352,604	381,073	386,066	311,493	348,021
Retirement defined benefits credit (expense)—other than service costs	4,768	4,411	5,848	(3,210)	(2,806)
Interest expense, net—other than on deposit liabilities and other bank borrowings	(125,532)	(103,402)	(94,363)	(88,694)	(90,899)
Allowance for borrowed funds used during construction	5,201	3,416	3,250	2,992	4,453
Allowance for equity funds used during construction	15,164	10,574	9,534	8,768	11,987
Interest income[1]	9,105	—	—	—	—
Gain (loss) on sale of investment securities, net and equity-method investments	(15,609)	8,123	528	9,275	653
Income before income taxes	245,701	304,195	310,863	240,624	271,409
Income taxes	44,573	61,167	62,807	40,910	51,637
Net income	201,128	243,028	248,056	199,714	219,772
Preferred stock dividends of subsidiaries	1,890	1,890	1,890	1,890	1,890
Net income for common stock	$199,238	$241,138	$246,166	$197,824	$217,882
Basic earnings per common share	$1.82	$2.20	$2.25	$1.81	$2.00
Diluted earnings per common share	$1.81	$2.20	$2.25	$1.81	$1.99
Weighted-average number of common shares outstanding	109,739	109,434	109,282	109,140	108,949
Weighted-average shares assuming dilution	110,038	109,778	109,580	109,356	109,407

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2023	2022	2021	2020	2019
(in thousands)
Net income for common stock	$199,238	$241,138	$246,166	$197,824	$217,882
Other comprehensive income (loss), net of taxes:
Net unrealized gains (losses) on available-for-sale investment securities:
Net unrealized gains (losses) on available-for-sale investment securities arising during the period, net of taxes	20,589	(300,860)	(51,636)	19,143	27,382
Reclassification adjustment for net realized losses (gains) included in net income, net of taxes	10,954	—	(387)	(1,638)	(478)
Amortization of unrealized holding losses on held-to-maturity securities, net of taxes	14,398	3,993	—	—	—
Derivatives qualified as cash flow hedges:
Unrealized interest rate hedging gains (losses), net of taxes	(167)	5,457	(312)	(1,750)	(1,177)
Reclassification adjustment to net income, net of taxes	(186)	172	37	—	—
Retirement benefit plans:
Net gains (losses) arising during the period, net of taxes	10,854	188,020	153,121	(60,529)	10,914
Adjustment for amortization of transition obligation, prior service credit and net losses (gains) recognized during the period in net periodic benefit cost, net of taxes	(1,560)	19,659	19,253	23,689	10,107
Reclassification adjustment for impact of D&Os of the PUC included in regulatory assets, net of taxes	(8,204)	(199,936)	(171,345)	39,860	(16,177)
Other comprehensive income (loss), net of taxes	46,678	(283,495)	(51,269)	18,775	30,571
Comprehensive income (loss) attributable to Hawaiian Electric Industries, Inc.	$245,916	$(42,357)	$194,897	$216,599	$248,453

Note:	See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
1 In 2023, the interest income balance was significant enough to be reported separately from total revenues. Prior to 2023, total revenues included interest income.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31	2023	2022	2021	2020	2019
(in thousands)
ASSETS
Cash and cash equivalents	$679,546	$199,877	$305,551	$341,421	$196,813
Restricted cash	15,028	5,050	5,911	17,558	30,872
Accounts receivable and unbilled revenues, net	575,176	511,903	344,213	281,216	300,794
Available-for-sale investment securities, at fair value	1,136,439	1,429,667	2,574,618	1,970,417	1,232,826
Held-to-maturity investment securities, at amortized cost	1,201,314	1,251,747	522,270	226,947	139,451
Stock in Federal Home Loan Bank, at cost	14,728	26,560	10,000	8,680	8,434
Loans, net	6,121,606	5,907,514	5,150,388	5,260,917	5,080,107
Property, plant and equipment, net	6,150,126	5,687,003	5,392,068	5,265,735	5,109,628
Operating lease right-of-use assets	94,905	115,684	122,416	153,069	199,171
Regulatory assets	294,804	242,513	565,543	766,708	715,080
Other	877,959	824,536	747,469	629,149	649,885
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$17,243,821	$16,284,244	$15,822,637	$15,004,007	$13,745,251

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Accounts, interest and dividends payable	$298,668	$272,793	$225,433	$205,894	$245,574
Deposit liabilities	8,145,778	8,169,696	8,172,212	7,386,957	6,271,902
Short-term borrowings - other than bank	—	172,568	53,998	129,379	185,710
Other bank borrowings	750,000	695,120	88,305	89,670	115,110
Long-term debt, net - other than bank	2,842,429	2,384,980	2,321,937	2,119,129	1,964,365
Deferred income taxes	297,954	262,462	384,760	395,089	379,324
Operating lease liabilities	103,900	126,604	136,760	160,432	199,571
Financing lease liabilities	339,040	48,709
Regulatory liabilities	1,150,690	1,055,650	996,768	959,786	972,310
Defined benefit pension and other postretirement benefit plans liability	82,879	71,813	348,072	567,438	513,287
Other	853,349	787,057	669,215	618,438	583,545
Total liabilities	14,864,687	14,047,452	13,397,460	12,632,212	11,430,698
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders' equity
Common stock	1,707,471	1,692,697	1,685,496	1,678,368	1,678,257
Retained earnings	926,720	845,830	757,921	660,398	622,042
Accumulated other comprehensive loss, net of tax benefits	(289,350)	(336,028)	(52,533)	(1,264)	(20,039)
Total shareholders' equity	2,344,841	2,202,499	2,390,884	2,337,502	2,280,260
Total liabilities and shareholders' equity	$17,243,821	$16,284,244	$15,822,637	$15,004,007	$13,745,251

Note:	See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries				Accumulated
Unaudited				other
	Common stock		Retained	comprehensive
(in thousands, except per share amounts)	Shares	Amount	earnings	income (loss)	Total
Balance, December 31, 2018	108,879	$1,669,267	$543,623	$(50,610)	$2,162,280
Net income for common stock	—	—	217,882	—	217,882
Other comprehensive income, net of tax benefits	—	—	—	30,571	30,571
Issuance of common stock:
Share-based plans	94	3,092	—	—	3,092
Share-based expense and other, net	—	5,898	—	—	5,898
Common stock dividends ($1.28 per share)	—	—	(139,463)	—	(139,463)
Balance, December 31, 2019	108,973	1,678,257	622,042	(20,039)	2,280,260
Impact of adoption of ASU No. 2016-13	—	—	(15,372)	—	(15,372)
Balance, January 1, 2020, after the adoption of ASU No. 2016-13	108,973	1,678,257	606,670	(20,039)	2,264,888
Net income for common stock	—	—	197,824	—	197,824
Other comprehensive income, net of tax benefits	—	—	—	18,775	18,775
Issuance of common stock:
Share-based plans	208	3,973	—	—	3,973
Share-based expense and other, net	—	(3,862)	—	—	(3,862)
Common stock dividends ($1.32 per share)	—	—	(144,096)	—	(144,096)
Balance, December 31, 2020	109,181	1,678,368	660,398	(1,264)	2,337,502
Net income for common stock	—	—	246,166	—	246,166
Other comprehensive loss, net of tax benefits	—	—	—	(51,269)	(51,269)
Issuance of common stock:
Share-based plans	131	5,027	—	—	5,027
Share-based expense and other, net	—	2,101	—	—	2,101
Common stock dividends ($1.36 per share)	—	—	(148,643)	—	(148,643)
Balance, December 31, 2021	109,312	1,685,496	757,921	(52,533)	2,390,884
Net income for common stock	—	—	241,138	—	241,138
Other comprehensive loss, net of tax benefits	—	—	—	(283,495)	(283,495)
Issuance of common stock:
Share-based plans	159	5,831	—	—	5,831
Share-based expense and other, net	—	1,370	—	—	1,370
Common stock dividends ($1.40 per share)	—	—	(153,229)	—	(153,229)
Balance, December 31, 2022	109,471	1,692,697	845,830	(336,028)	2,202,499
Net income for common stock	—	—	199,238	—	199,238
Other comprehensive loss, net of tax benefits	—	—	—	46,678	46,678
Issuance of common stock:
Dividend reinvestment and stock purchase plan	537	6,612	—	—	6,612
Share-based plans	144	6,371	—	—	6,371
Share-based expense and other, net	—	1,791	—	—	1,791
Common stock dividends ($1.08 per share)	—	—	(118,348)	—	(118,348)
Balance, December 31, 2023	110,152	$1,707,471	$926,720	$(289,350)	$2,344,841

Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2023	2022	2021
(in thousands)
Cash flows from operating activities
Net income	$201,128	$243,028	$248,056
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	267,691	256,069	246,158
Other amortization	43,106	38,772	32,544
Provision for credit losses	10,357	2,037	(25,825)
Loans originated, held for sale	(51,872)	(128,195)	(340,986)
Proceeds from sale of loans, held for sale	49,162	136,504	364,848
Loss (gain) on sale of investment securities, net	15,609	(8,123)	(528)
Gain on sale of loans	(910)	(1,692)	(9,305)
Deferred income tax expense (benefit)	5,268	(32,502)	(5,398)
Share-based compensation expense	10,532	10,366	9,135
Allowance for equity funds used during construction	(15,164)	(10,574)	(9,534)
Other	(4,342)	(7,580)	(7,060)
Changes in assets and liabilities
Increase in accounts receivable and unbilled revenues, net	(75,038)	(151,551)	(73,811)
Decrease (increase) in fuel oil stock	43,388	(87,569)	(45,819)
Increase in materials and supplies	(34,887)	(7,960)	(4,602)
Decrease (increase) in regulatory assets	(10,613)	34,600	(13,874)
Increase in regulatory liabilities	54,470	44,888	15,358
Increase in accounts, interest and dividends payable	60,013	28,169	9,925
Change in prepaid and accrued income taxes, tax credits and utility revenue taxes	(13,247)	121,636	41,331
Decrease in defined benefit pension and other postretirement benefit plans liability	(8,872)	(5,191)	(6,660)
Change in other assets and liabilities, net	5,692	(20,656)	(48,280)
Net cash provided by operating activities	551,471	454,476	375,673
Cash flows from investing activities
Available-for-sale investment securities purchased	—	(366,177)	(1,464,644)
Principal repayments on available-for-sale investment securities	148,693	342,354	583,238
Proceeds from sale of available-for-sale investment securities	170,481	—	197,354
Purchases of held-to-maturity investment securities	—	—	(349,579)
Proceeds from repayments or maturities of held-to-maturity investment securities	67,360	29,432	53,654
Purchase of stock from Federal Home Loan Bank	(91,200)	(173,768)	(33,022)
Redemption of stock from Federal Home Loan Bank	103,032	157,208	31,702
Net decrease (increase) in loans held for investment	(285,493)	(661,492)	72,489
Proceeds from sale of commercial loans	94,665	—	—
Proceeds from sale of residential loans	—	—	59,844
Purchase of loans held for investment	(26,195)	(102,504)	—
Proceeds from sale of real estate held for sale	595	3,806	—
Capital expenditures	(448,296)	(344,037)	(314,524)
Contributions to low income housing investments	(1,360)	(844)	(16,131)
Acquisition of business	—	(25,706)	—
Other, net	10,319	13,046	27
Net cash used in investing activities	$(257,399)	$(1,128,682)	$(1,179,592)

	(Continued on next page)

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION (Continued)
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2023	2022	2021

(in thousands)
Cash flows from financing activities
Net increase (decrease) in deposit liabilities	$(122,228)	$(2,516)	$785,255
Net increase (decrease) in short-term borrowings with original maturities of three months or less	(137,650)	83,652	(10,493)
Proceeds from issuance of short-term debt	65,000	35,000	—
Repayment of short-term debt	(100,000)	—	(65,000)
Net increase (decrease) in other bank borrowings with original maturities of three months or less	(596,810)	606,815	(1,365)
Proceeds from issuance of other bank borrowings	1,000,000	—	—
Repayment of other bank borrowings	(250,000)	—	—
Proceeds from issuance of long-term debt	625,000	227,312	285,886
Repayment of long-term debt	(167,080)	(221,910)	(82,262)
Withheld shares for employee taxes on vested share-based compensation	(2,371)	(3,165)	(2,006)
Net proceeds from issuance of common stock	1,223	—	—
Common stock dividends	(112,957)	(153,229)	(148,643)
Preferred stock dividends of subsidiaries	(1,890)	(1,890)	(1,890)
Other	(4,662)	(2,398)	(3,080)
Net cash provided by financing activities	195,575	567,671	756,402
Net increase (decrease) in cash, cash equivalents and restricted cash	489,647	(106,535)	(47,517)
Cash, cash equivalents and restricted cash, January 1	204,927	311,462	358,979
Cash, cash equivalents and restricted cash, December 31	694,574	204,927	311,462
Less: Restricted cash	(15,028)	(5,050)	(5,911)
Cash and cash equivalents, December 31	$679,546	$199,877	$305,551
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED CAPITAL STRUCTURE
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31			2023	2022	2021	2020	2019
(in thousands)

Short-term borrowings - other than bank [1]			$—	$172,568	$53,998	$129,379	$185,710
Long-term debt - other than bank [1]
Long-term debt of electric utility subsidiaries [2]			1,934,277	1,684,816	1,676,402	1,561,302	1,497,667
HEI 5.67% senior notes, paid in 2021			—	—	—	50,000	50,000
HEI 2.99% term loan, paid in 2022			—	—	150,000	150,000	150,000
HEI 3.99% senior notes, paid in 2023			—	50,000	50,000	50,000	50,000
HEI 4.58% senior notes, due 2025			50,000	50,000	50,000	50,000	50,000
HEI 4.72% senior notes, due 2028			100,000	100,000	100,000	100,000	100,000
HEI 2.82% senior notes, due 2028			24,000	24,000	24,000	—	—
HEI 2.48% senior notes, due 2028			30,000	30,000	30,000	—	—
HEI 6.04% senior notes, due 2028			39,000	—	—	—	—
HEI 2.98% senior notes, due 2030			50,000	50,000	50,000	50,000	—
HEI 3.15% senior notes, due 2031			51,000	51,000	51,000	—	—
HEI 2.78% senior notes, due 2031			25,000	25,000	25,000	—	—
HEI 2.98% senior notes, due 2032			30,000	30,000	—	—	—
HEI 5.43% senior notes, due 2032			75,000	75,000	—	—	—
HEI 6.10% senior notes, due 2033			61,000	—	—	—	—
HEI 5.43% senior notes, due 2034			35,000	35,000	—	—	—
HEI 3.74% senior notes, due 2051			20,000	20,000	20,000	—	—
HEI 3.94% senior notes, due 2052			20,000	20,000	—	—	—
Hamakua Energy 4.02% non-recourse notes, due 2030			44,855	49,048	52,166	56,030	59,699
Mauo SOFR + 1.475% loan, due 2024			5,384	11,060	21,702	41,046	9,349
Mauo 4.91% non-recourse loan, due 2034 to 2035			16,962	17,692	12,686	—	—
Ka`ie`ie Waho Company 2.79% non-recourse loan, due 2031			9,727	10,936	12,145	13,000	—
Mahipapa 1.90% non-recourse loan, due 2034 to 2036			53,743	58,869	—	—	—
Mahipapa 5.625% non-recourse unsecured loan, due 2027			578	724	—	—	—
HEI revolving credit facility SOFR + 1.80%, due 2026 to 2027			175,000	—	—	—	—
Less unamortized debt issuance cost and debt discount			(8,097)	(8,165)	(3,164)	(2,249)	(2,350)
			2,842,429	2,384,980	2,321,937	2,119,129	1,964,365

Preferred stock of subsidiaries - not subject to mandatory redemption			34,293	34,293	34,293	34,293	34,293
Shareholders' equity
Common stock			1,707,471	1,692,697	1,685,496	1,678,368	1,678,257
Retained earnings			926,720	845,830	757,921	660,398	622,042
Accumulated other comprehensive loss, net of tax benefits			(289,350)	(336,028)	(52,533)	(1,264)	(20,039)
			2,344,841	2,202,499	2,390,884	2,337,502	2,280,260
			$5,221,563	$4,794,340	$4,801,112	$4,620,303	$4,464,628

LONG-TERM DEBT MATURITIES as of December 31, 2023
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
(in thousands)	2024	2025	2026	2027	2028	Thereafter	Total

Long-term debt - other than bank [1]
Electric utilities[2]	$—	$47,000	$145,267	$279,733	$67,500	$1,402,500	$1,942,000
HEI	—	50,000	17,733	157,267	193,000	367,000	785,000
Hamakua Energy	5,829	4,733	3,800	5,112	5,111	20,270	44,855
Mauo	6,152	849	941	1,028	1,086	12,290	22,346
Ka`ie`ie Waho Company	1,209	1,209	1,209	1,209	1,209	3,682	9,727
Mahipapa	5,280	5,289	5,397	4,062	5,310	28,983	54,321
Less unamortized debt issuance cost							(15,820)
	$18,470	$109,080	$174,347	$448,411	$273,216	$1,834,725	$2,842,429

Note:	See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
[1] Excludes deposit liabilities, other bank borrowings and intercompany borrowings.
[2] See pages 14 to 16 for additional information.

GAAP EARNINGS AND RETURN ON AVERAGE COMMON EQUITY BY COMPANY
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2023	2022	2021	2020	2019
(dollars in thousands, except per share amounts)
Net income (loss) for common stock by company
Electric utilities
Hawaiian Electric	$149,142	$141,436	$132,289	$121,836	$113,673
Hawaii Electric Light	28,508	21,816	21,180	27,493	20,817
Maui Electric	16,302	25,677	24,173	20,011	22,350

Utilities consolidated	193,952	188,929	177,642	169,340	156,840
ASB	53,362	79,989	101,234	57,583	88,973
HEI and other	(48,076)	(27,780)	(32,710)	(29,099)	(27,931)
Consolidated HEI	$199,238	$241,138	$246,166	$197,824	$217,882

Diluted earnings per common share	$1.81	$2.20	$2.25	$1.81	$1.99

Return on average common equity by company (simple average)
Electric utilities
Hawaiian Electric	9.0%	8.5%	8.5%	8.2%	8.0%
Hawaii Electric Light	8.1	6.4	6.5	8.9	7.0
Maui Electric	4.5	7.3	7.4	6.6	7.8
Utilities consolidated	8.2	8.2	8.1	8.1	7.8
ASB[1]	11.0	14.1	13.8	8.1	13.5
Consolidated HEI	8.8%	10.5%	10.4%	8.6%	9.8%
[1] Calculated using average daily balance

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2023		2022	2021	2020	2019
(in thousands)

CAPITAL STRUCTURE[1]
Short-term borrowings, net	$—		$87,967	$—	$49,979	$88,987
Long-term debt, net, including current portion	1,934,277		1,684,816	1,676,402	1,561,302	1,497,667
Preferred stock	34,293		34,293	34,293	34,293	34,293
Common stock equity	2,409,110		2,344,170	2,261,899	2,141,918	2,047,352
	$4,377,680		$4,151,246	$3,972,594	$3,787,492	$3,668,299
CAPITAL STRUCTURE RATIOS (%) [1]
Short-term borrowings, net	—		2.1	—	1.3	2.4
Long-term debt, net, including current portion	44.2		40.6	42.2	41.2	40.8
Preferred stock	0.8		0.8	0.9	0.9	1.0
Common stock equity	55.0		56.5	56.9	56.6	55.8
	100.0		100.0	100.0	100.0	100.0
KEY FINANCIAL RATIOS (%)
Authorized return on rate base [2]
Hawaiian Electric	7.37		7.37	7.37	7.37	7.57
Hawaii Electric Light	7.52		7.52	7.52	7.52	7.52
Maui Electric	7.43		7.43	7.43	7.43	7.43
Earned rate-making return on simple average rate base [3]
Hawaiian Electric	7.34		7.32	7.28	6.94	6.90
Hawaii Electric Light	6.77		5.76	5.96	7.09	5.97
Maui Electric	4.57		6.53	6.61	5.82	6.37
Authorized return on simple average common equity [2]
Hawaiian Electric	9.50		9.50	9.50	9.50	9.50
Hawaii Electric Light	9.50		9.50	9.50	9.50	9.50
Maui Electric	9.50		9.50	9.50	9.50	9.50
Earned rate-making return on simple average common equity [4]
Hawaiian Electric	9.28		9.67	9.38	9.01	8.80
Hawaii Electric Light	8.27		6.87	7.02	9.23	6.72
Maui Electric	4.46		8.23	8.22	7.11	7.95
Book return on simple average common equity [5]
Hawaiian Electric	8.96		8.76	8.53	8.20	8.02
Hawaii Electric Light	8.09		6.44	6.51	8.92	7.00
Maui Electric	4.53		7.33	7.41	6.65	7.79

RATE BASE (in millions, simple average)
Hawaiian Electric	$2,689	[6]	$2,613	$2,510	$2,425	$2,289
Hawaii Electric Light	579	[6]	573	560	540	521
Maui Electric	603	[6]	559	531	514	493
	$3,871		$3,745	$3,601	$3,479	$3,303
DEPRECIATION AND AFUDC (%)
Composite annual depreciation rate	3.2		3.2	3.2	3.2	3.2
Accumulated depreciation as percent of gross plant [1]	35.7		36.9	36.8	36.4	35.9
Weighted-average AFUDC rate	7.2		7.1	7.1	7.1	7.4

[1] At December 31.
[2]	Reflects latest interim or final decision and order as of the end of the respective years.
[3]	Based on recorded income and average rate base, both adjusted for items not included in determining electric rates.
[4]	This calculation is based on recorded income and the average common equity capitalization of the average rate base, both adjusted for items not included in determining electric rates.
[5]	Based on recorded net income divided by average common equity, simple average method.
[6]	The 12/31/23 rate base amounts for Hawaiian Electric, Hawaii Electric Light and Maui Electric were $2,696, $579 and $635, respectively.

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2023	2022	2021	2020	2019
(in thousands)
Revenues[1]	$3,269,521	$3,408,587	$2,539,636	$2,265,320	$2,545,942
Expenses
Fuel oil	1,211,420	1,265,614	644,349	515,274	720,709
Purchased power	671,769	793,584	670,494	568,749	633,256
Other operation and maintenance	533,557	497,601	475,412	474,192	481,737
Depreciation	243,705	235,424	229,469	222,733	215,731
Taxes, other than income taxes	306,912	317,173	240,354	215,822	240,131
Total expenses	2,967,363	3,109,396	2,260,078	1,996,770	2,291,564
Operating income	302,158	299,191	279,558	268,550	254,378
Allowance for equity funds used during construction	15,164	10,574	9,534	8,768	11,987
Retirement defined benefits credit (expense) - other than service costs	4,303	3,835	3,890	(763)	(2,836)
Interest expense and other charges, net	(86,140)	(76,416)	(72,447)	(67,794)	(70,842)
Allowance for borrowed funds used during construction	5,201	3,416	3,250	2,992	4,453
Interest Income[1]	6,454	—	—	—	—
Income before income taxes	247,140	240,600	223,785	211,753	197,140
Income taxes	51,193	49,676	44,148	40,418	38,305
Net income	195,947	190,924	179,637	171,335	158,835
Preferred stock dividends of subsidiaries	915	915	915	915	915
Net income attributable to Hawaiian Electric	195,032	190,009	178,722	170,420	157,920
Preferred stock dividends of Hawaiian Electric	1,080	1,080	1,080	1,080	1,080
Net income for common stock	193,952	188,929	177,642	169,340	156,840
Retained earnings, January 1	1,411,306	1,348,277	1,282,335	1,220,129	1,164,541
Common stock dividends	(129,000)	(125,900)	(111,700)	(107,134)	(101,252)
Retained earnings, December 31	$1,476,258	$1,411,306	$1,348,277	$1,282,335	$1,220,129

Note:	See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.
[1]	In 2023, the interest income balance was significant enough to be reported separately from total revenues. Prior to 2023, total revenues included interest income.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2023	2022	2021	2020	2019
(in thousands)
ASSETS
Property, plant and equipment
Utility property, plant and equipment	$8,947,305	$8,355,294	$7,992,489	$7,749,296	$7,485,178
Less accumulated depreciation	(3,197,514)	(3,086,499)	(2,940,517)	(2,819,079)	(2,690,157)
Utility property, plant and equipment, net	5,749,791	5,268,795	5,051,972	4,930,217	4,795,021
Nonutility property, plant and equipment, less accumulated depreciation	6,942	6,945	6,949	6,953	6,956
Total property, plant and equipment, net	5,756,733	5,275,740	5,058,921	4,937,170	4,801,977
Current assets
Cash and cash equivalents	106,077	39,242	52,169	47,360	11,022
Restricted cash	2,000	—	3,089	15,966	30,872
Customer accounts receivable, net	244,309	288,338	186,859	147,832	152,790
Accrued unbilled revenues, net	185,644	183,280	129,155	101,036	117,227
Other accounts receivable, net	111,519	13,567	7,267	7,673	11,568
Fuel oil stock, at average cost	148,237	191,530	104,078	58,238	91,937
Materials and supplies, at average cost	114,433	79,568	71,877	67,344	60,702
Prepayments and other	58,491	33,482	46,031	44,083	116,980
Regulatory assets	68,453	52,273	66,664	30,435	30,710
Total current assets	1,039,163	881,280	667,189	519,967	623,808
Other long-term assets
Operating lease right-of-use assets	71,877	89,318	101,470	127,654	176,809
Regulatory assets	226,351	190,240	498,879	736,273	684,370
Other	189,430	160,889	165,166	136,309	101,718
Total other long-term assets	487,658	440,447	765,515	1,000,236	962,897
Total assets	$7,283,554	$6,597,467	$6,491,625	$6,457,373	$6,388,682
CAPITALIZATION AND LIABILITIES
Capitalization
Common stock equity	$2,409,110	$2,344,170	$2,261,899	$2,141,918	$2,047,352
Cumulative preferred stock - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Long-term debt, net	1,934,277	1,584,854	1,624,427	1,561,302	1,401,714
Total capitalization	4,377,680	3,963,317	3,920,619	3,737,513	3,483,359
Current liabilities
Current portion of operating lease liabilities	16,617	19,095	49,368	64,730	63,707
Current portion of long-term debt, net	—	99,962	51,975	—	95,953
Short-term borrowings from non-affiliate	—	87,967	—	49,979	88,987
Accounts payable	191,040	202,492	160,007	133,849	187,770
Interest and preferred dividends payable	22,882	17,176	17,325	20,350	20,728
Taxes accrued, including revenue taxes	291,942	289,902	208,280	192,524	207,992
Regulatory liabilities	36,559	31,475	29,760	37,301	30,724
Other	171,436	85,596	71,569	74,262	67,305
Total current liabilities	730,476	833,665	588,284	572,995	763,166
Deferred credits and other liabilities
Operating lease liabilities	62,098	78,715	65,780	69,494	113,400
Finance lease liabilities	330,978	46,048	—	—	—
Deferred income taxes	399,001	384,430	408,634	397,798	377,150
Regulatory liabilities	1,114,131	1,024,175	967,008	922,485	941,586
Unamortized tax credits	84,312	95,300	103,945	111,915	117,868
Defined benefit pension and other postretirement benefit plans liability	60,671	49,748	321,780	530,532	478,763
Other	124,207	122,069	115,575	114,641	113,390
Total deferred credits and other liabilities	2,175,398	1,800,485	1,982,722	2,146,865	2,142,157
Total capitalization and liabilities	$7,283,554	$6,597,467	$6,491,625	$6,457,373	$6,388,682

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2023	2022	2021
(in thousands)
Cash flows from operating activities
Net income	$195,947	$190,924	$179,637
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	243,705	235,424	229,469
Other amortization	26,490	25,320	21,737
Deferred income tax expense (benefit)	1,439	(41,415)	(3,829)
State refundable credit	(11,325)	(10,999)	(10,582)
Bad debt expense	8,161	6,027	2,183
Allowance for equity funds used during construction	(15,164)	(10,574)	(9,534)
Bill credits	—	—	2,000
Other	460	(139)	1,350
Changes in assets and liabilities
Increase in accounts receivable	(65,004)	(91,742)	(50,090)
Increase in accrued unbilled revenues	(3,048)	(54,023)	(27,464)
Decrease (increase) in fuel oil stock	43,293	(87,452)	(45,840)
Increase in materials and supplies	(34,865)	(7,691)	(4,533)
Decrease (increase) in regulatory assets	(10,613)	34,600	(13,874)
Increase in regulatory liabilities	54,470	44,888	15,358
Increase in accounts payable	20,454	22,355	17,671
Change in prepaid and accrued income taxes, tax credits and revenue taxes	1,878	103,198	26,930
Decrease in defined benefit pension and other postretirement benefit plans liability	(8,186)	(4,828)	(5,154)
Change in other assets and liabilities	26,275	(25,943)	(52,302)
Net cash provided by operating activities	474,367	327,930	273,133
Cash flows from investing activities
Capital expenditures	(438,775)	(329,457)	(292,000)
Other	6,176	5,372	6,035
Net cash used in investing activities	(432,599)	(324,085)	(285,965)
Cash flows from financing activities
Common stock dividends	(129,000)	(125,900)	(111,700)
Preferred stock dividends of Hawaiian Electric and subsidiaries	(1,995)	(1,995)	(1,995)
Proceeds from issuance of common stock	—	13,101	54,400
Proceeds from issuance of long-term debt	350,000	60,000	115,000
Repayment of long-term debt	(100,000)	(52,000)	—
Net increase (decrease) in short-term borrowings from non-affiliates and affiliate with original
maturities of three months or less	(87,967)	87,967	—
Repayment of short-term debt	—	—	(50,000)
Payments of obligations under finance leases	(3,128)	(670)	—
Other	(843)	(364)	(941)
Net cash provided by (used in) financing activities	27,067	(19,861)	4,764
Net increase (decrease) in cash, cash equivalents and restricted cash	68,835	(16,016)	(8,068)
Cash, cash equivalents and restricted cash, January 1	39,242	55,258	63,326
Cash, cash equivalents and restricted cash, December 31	108,077	39,242	55,258
Less: Restricted cash	(2,000)	—	(3,089)
Cash and cash equivalents, December 31	$106,077	$39,242	$52,169

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc.
and subsidiaries' Form 10-K for each year.

CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31					2023	2022	2021	2020	2019
(dollars in thousands, except par values)

				Shares outstanding
Series		Par value	Company	12/31/2023
C	4.25%	$ 20	Hawaiian Electric	150,000	$3,000	$3,000	$3,000	$3,000	$3,000
D	5.00%	20	Hawaiian Electric	50,000	1,000	1,000	1,000	1,000	1,000
E	5.00%	20	Hawaiian Electric	150,000	3,000	3,000	3,000	3,000	3,000
H	5.25%	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
I	5.00%	20	Hawaiian Electric	89,657	1,793	1,793	1,793	1,793	1,793
J	4.75%	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
K	4.65%	20	Hawaiian Electric	175,000	3,500	3,500	3,500	3,500	3,500
G	7.625%	100	Hawaii Electric Light	70,000	7,000	7,000	7,000	7,000	7,000
H	7.625%	100	Maui Electric	50,000	5,000	5,000	5,000	5,000	5,000
				1,234,657	$34,293	$34,293	$34,293	$34,293	$34,293

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

LONG-TERM DEBT
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2023	2022	2021	2020	2019
(in thousands)
OBLIGATIONS TO THE STATE OF HAWAII FOR THE
REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
Hawaiian Electric
Refunding series 2015, 3.25%, due 2025	$40,000	$40,000	$40,000	$40,000	$40,000
Refunding series 2017A, 3.10%, due 2026	62,000	62,000	62,000	62,000	62,000
Refunding series 2017B, 4.00%, due 2037	100,000	100,000	100,000	100,000	100,000
Refunding series 2019, 3.20%, due 2039	90,000	90,000	90,000	90,000	90,000
Series 2019, 3.50%, due 2049	70,000	70,000	70,000	70,000	70,000
	362,000	362,000	362,000	362,000	362,000

Hawaii Electric Light
Refunding series 2015, 3.25%, due 2025	5,000	5,000	5,000	5,000	5,000
Refunding series 2017A, 3.10%, due 2026	8,000	8,000	8,000	8,000	8,000
Refunding series 2017B, 4.00%, due 2037	20,000	20,000	20,000	20,000	20,000
Refunding series 2019, 3.20%, due 2039	60,000	60,000	60,000	60,000	60,000
Series 2019, 3.50%, due 2049	2,500	2,500	2,500	2,500	2,500
	95,500	95,500	95,500	95,500	95,500

Maui Electric
Refunding series 2015, 3.25%, due 2025	2,000	2,000	2,000	2,000	2,000
Refunding series 2017A, 3.10%, due 2026	55,000	55,000	55,000	55,000	55,000
Refunding series 2017B, 4.00%, due 2037	20,000	20,000	20,000	20,000	20,000
Series 2019, 3.50%, due 2049	7,500	7,500	7,500	7,500	7,500
	84,500	84,500	84,500	84,500	84,500
Total obligations to the State of Hawaii	$542,000	$542,000	$542,000	$542,000	$542,000

		(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2023	2022	2021	2020	2019
(in thousands)
OTHER LONG-TERM DEBT (UNSECURED)
Taxable unsecured senior notes:
Hawaiian Electric
Series 2012B, 4.03%, paid in 2020	$—	$—	$—	$—	$62,000
Series 2012C, 4.55%, paid in 2023	—	50,000	50,000	50,000	50,000
Series 2012D, 4.72%, due 2029	35,000	35,000	35,000	35,000	35,000
Series 2012E, 5.39%, due 2042	150,000	150,000	150,000	150,000	150,000
Series 2012F, 4.53%, due 2032	40,000	40,000	40,000	40,000	40,000
Series 2013A, 4.45%, paid in 2022	—	—	40,000	40,000	40,000
Series 2013B, 4.84%, due 2027	50,000	50,000	50,000	50,000	50,000
Series 2013C, 5.65%, due 2043	50,000	50,000	50,000	50,000	50,000
Series 2015A, 5.23%, due 2045	50,000	50,000	50,000	50,000	50,000
Series 2016A, 4.54%, due 2046	40,000	40,000	40,000	40,000	40,000
Series 2017A, 4.31%, due 2047	40,000	40,000	40,000	40,000	40,000
Series 2018A, 4.38%, due 2028	52,000	52,000	52,000	52,000	52,000
Series 2018B, 4.53%, due 2033	12,500	12,500	12,500	12,500	12,500
Series 2018C, 4.72%, due 2048	10,500	10,500	10,500	10,500	10,500
Series 2019A, 4.21%, due 2034	30,000	30,000	30,000	30,000	30,000
Series 2020A, 3.31%, due 2030	50,000	50,000	50,000	50,000	—
Series 2020B, 3.31%, due 2030	40,000	40,000	40,000	40,000	—
Series 2020C, 3.96%, due 2050	20,000	20,000	20,000	20,000	—
Series 2020D, 3.28%, due 2040	30,000	30,000	30,000	—	—
Series 2020E, 3.51%, due 2050	30,000	30,000	30,000	—	—
Series 2022A, 3.70%, due 2032	40,000	40,000	—	—	—
Series 2023A, 6.11%, due 2030	40,000	—	—	—	—
Series 2023B, 6.25%, due 2033	40,000	—	—	—	—
Series 2023C, 6.70%, due 2053	20,000	—	—	—	—
	870,000	820,000	820,000	760,000	712,000

Hawaii Electric Light
Series 2012B, 4.55%, paid in 2023	—	20,000	20,000	20,000	20,000
Series 2013A, 3.83%, paid in 2020	—	—	—	—	14,000
Series 2013B, 4.45%, paid in 2022	—	—	12,000	12,000	12,000
Series 2013C, 4.84%, due 2027	30,000	30,000	30,000	30,000	30,000
Series 2015A, 5.23%, due 2045	25,000	25,000	25,000	25,000	25,000
Series 2018A, 4.38%, due 2028	9,000	9,000	9,000	9,000	9,000
Series 2018B, 4.53%, due 2033	3,000	3,000	3,000	3,000	3,000
Series 2018C, 4.72%, due 2048	3,000	3,000	3,000	3,000	3,000
Series 2019A, 4.21%, due 2034	10,000	10,000	10,000	10,000	10,000
Series 2020A, 3.96%, due 2050	10,000	10,000	10,000	10,000	—
Series 2020B, 3.28%, due 2040	15,000	15,000	15,000	—	—
Series 2020C, 3.51%, due 2050	15,000	15,000	15,000	—	—
Series 2022A, 3.70%, due 2032	10,000	10,000	—	—	—
Series 2023A, 6.25%, due 2033	25,000	—	—	—	—
	$155,000	$150,000	$152,000	$122,000	$126,000

		(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2023	2022	2021	2020	2019
(in thousands)
OTHER LONG-TERM DEBT (UNSECURED)
Taxable unsecured senior notes:
Maui Electric
Series 2012B, 4.03%, paid in 2020	$—	$—	$—	$—	$20,000
Series 2012C, 4.55%, paid in 2023	—	30,000	30,000	30,000	30,000
Series 2013A, 4.84%, due 2027	20,000	20,000	20,000	20,000	20,000
Series 2013B, 5.65%, due 2043	20,000	20,000	20,000	20,000	20,000
Series 2015A, 5.23%, due 2045	5,000	5,000	5,000	5,000	5,000
Series 2017A, 4.31%, due 2047	10,000	10,000	10,000	10,000	10,000
Series 2018A, 4.38%, due 2028	6,500	6,500	6,500	6,500	6,500
Series 2018B, 4.53%, due 2033	2,000	2,000	2,000	2,000	2,000
Series 2018C, 4.72%, due 2048	1,500	1,500	1,500	1,500	1,500
Series 2019A, 4.21%, due 2034	10,000	10,000	10,000	10,000	10,000
Series 2020A, 3.31%, due 2030	20,000	20,000	20,000	20,000	—
Series 2020B, 3.96%, due 2050	20,000	20,000	20,000	20,000	—
Series 2020C, 3.51%, due 2050	25,000	25,000	25,000	—	—
Series 2020A, 3.70%, due 2032	10,000	10,000	—	—	—
Series 2023A, 6.25%, due 2033	25,000	—	—	—	—
	175,000	180,000	170,000	145,000	125,000
Total taxable unsecured senior notes	1,200,000	1,150,000	1,142,000	1,027,000	963,000
Revolving credit facility SOFR +1.8%, due 2026 and 2027	200,000	—	—	—	—
Total other long-term debt - unsecured	1,400,000	1,150,000	1,142,000	1,027,000	963,000
Total long-term debt	1,942,000	1,692,000	1,684,000	1,569,000	1,505,000
Less current portion of long-term debt, net	—	(99,962)	(51,975)	—	(95,953)
Less unamortized debt issuance costs	(7,723)	(7,184)	(7,598)	(7,698)	(7,333)
Long-term debt, net	$1,934,277	$1,584,854	$1,624,427	$1,561,302	$1,401,714

Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CUSTOMER, SALES AND REVENUE INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2023	2022	2021	2020	2019
SERVICE AREA [1]
Service area (square miles)	5,815	5,815	5,815	5,815	5,815
Service area population (estimated, in thousands)	n/a	1,366	1,368	1,335	1,344
CUSTOMER ACCOUNTS [2]
Residential	416,072	413,744	414,713	412,484	409,689
Commercial	54,831	55,228	55,201	54,861	55,077
Industrial	702	696	698	694	700
	471,605	469,668	470,612	468,039	465,466
CUSTOMER ACCOUNTS BY COMPANY [2]
Hawaiian Electric	309,631	306,978	308,721	307,378	306,368
Hawaii Electric Light	89,477	88,757	88,103	87,357	86,576
Maui Electric	72,497	73,933	73,788	73,304	72,522
Consolidated	471,605	469,668	470,612	468,039	465,466
MEGAWATTHOUR SALES (thousands)[2]
Residential	2,342	2,415	2,492	2,525	2,439
Commercial	2,611	2,643	2,595	2,477	2,834
Industrial	3,274	3,296	3,174	3,118	3,467
	8,227	8,354	8,261	8,120	8,740
MEGAWATTHOUR SALES MIX (%)[2]
Residential	28.5	28.9	30.2	31.1	27.9
Commercial	31.7	31.6	31.4	30.5	32.4
Industrial	39.8	39.5	38.4	38.4	39.7
	100.0	100.0	100.0	100.0	100.0
MEGAWATTHOUR SALES BY COMPANY (thousands)
Hawaiian Electric	6,138	6,211	6,169	6,183	6,563
Hawaii Electric Light	1,044	1,054	1,044	978	1,050
Maui Electric	1,045	1,089	1,048	959	1,127
Consolidated	8,227	8,354	8,261	8,120	8,740
MEGAWATTHOUR SALES GROWTH BY COMPANY (%)
Hawaiian Electric	(1.2)	0.7	(0.2)	(6.1)	0.6
Hawaii Electric Light	(1.0)	0.9	6.3	(7.4)	(1.4)
Maui Electric	(4.2)	3.8	8.5	(17.5)	2.5
Consolidated	(1.5)	1.1	1.7	(7.6)	0.6
RENEWABLE GENERATION RPS (%) [3]
Hawaiian Electric	30	28	33	31	25
Hawaii Electric Light [4]	52	48	60	43	35
Maui Electric	35	36	50	51	41
Consolidated	33	32	38	35	28

[1] Source: State of Hawaii Data Book 2022 (prior years)
[2]	At December 31. "Industrial" is the same as the "Large light and power" category reported in prior Statistical Supplements. "Commercial" includes "Commercial" and "Other" categories reported in prior Statistical Supplements.
[3]	In July 2022, Governor Ige signed Act 240 (H.B.2089), which amended the RPS calculation from renewable energy as a percentage of sales to a percentage of total generation. The amended RPS calculation results in a lower calculated percentage than the amount calculated under the previous methodology.
4	In May 2018, Puna Geothermal Venture (PGV) went offline due to lava flow on Hawaii Island but returned to service at a level providing limited output without firm capacity in the fourth quarter of 2020; therefore, PGV has not been included into the Utilities' firm renewable energy purchase as of December 31, 2020 and 2019. PGV is currently providing 25.7 MW of capacity as of December 31, 2023.
n/a: Not available
		(Continued on next page)

CUSTOMER, SALES AND REVENUE INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2023	2022	2021	2020	2019
REVENUES (thousands)[1]
Electric sales revenue
Residential	$1,028,415	$1,069,974	$843,655	$770,135	$791,398
Commercial	1,039,894	1,085,405	810,658	714,620	840,915
Industrial	1,156,909	1,211,242	853,293	754,775	884,722
Total electric sales revenues	3,225,218	3,366,621	2,507,606	2,239,530	2,517,035
Other revenues[2]	44,303	41,966	32,030	25,790	28,907
Total revenues	$3,269,521	$3,408,587	$2,539,636	$2,265,320	$2,545,942
Less:
Fuel oil	1,211,420	1,265,614	644,349	515,274	720,709
Purchased power	671,769	793,584	670,494	568,749	633,256
Taxes, other than income taxes	306,912	317,173	240,354	215,822	240,131
Net revenues	$1,079,420	$1,032,216	$984,439	$965,475	$951,846
REVENUES BY COMPANY (thousands)
Hawaiian Electric	$2,356,478	$2,452,969	$1,793,372	$1,608,305	$1,803,698
Hawaii Electric Light	464,161	485,590	381,033	334,221	364,590
Maui Electric	448,882	470,355	365,256	323,430	378,202
Eliminations	—	(327)	(25)	(636)	(548)
Consolidated	$3,269,521	$3,408,587	$2,539,636	$2,265,320	$2,545,942
AVERAGE REVENUE PER KWH SOLD (cents)[1]
Residential	43.91	44.30	33.86	30.50	32.44
Commercial	39.82	40.99	31.21	28.83	29.68
Industrial	35.34	36.75	26.88	24.21	25.52
Other	40.79	55.24	34.19	31.01	29.39
	39.21	40.30	30.35	27.58	28.80
AVERAGE REVENUE PER KWH SOLD BY COMPANY (cents)
Hawaiian Electric	37.86	39.00	28.72	25.76	27.20
Hawaii Electric Light	43.90	45.51	36.00	33.65	34.30
Maui Electric	42.39	42.67	34.33	33.16	33.00
Consolidated	39.21	40.30	30.35	27.58	28.80
AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY (KWH)
Hawaiian Electric	5,589	5,761	6,013	6,358	6,006
Hawaii Electric Light	5,480	5,644	5,795	5,441	5,467
Maui Electric	5,981	6,298	6,339	6,064	6,402
Consolidated	5,628	5,821	6,022	6,145	5,967
Average monthly electric sales revenue per residential customer	$206	$215	$170	$156	$161

[1]	"Industrial" is the same as the "Large light and power" category reported in prior Statistical Supplements. "Commercial" includes "Commercial" and "Other" categories reported in prior Statistical Supplements.
[2]	In 2023, the interest income balance was significant enough to be reported separately from total revenues. Prior to 2023, total revenues included interest income.

POWER SUPPLY INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2023	2022	2021	2020	2019
ENERGY NET GENERATED AND PURCHASED (thousands of MWH)
Net generated
Fuel oil
Conventional oil-fired steam units	4,057	3,701	3,288	3,429	3,693
Dual train combined-cycle unit	747	795	749	757	799
Diesel internal combustion engine	362	323	304	318	364
Simple-cycle combustion turbines	115	133	89	53	46
	5,281	4,952	4,430	4,557	4,902
Biodiesel internal combustion engine	17	16	25	28	54
Hydro	5	6	9	5	11
Solar	40	38	37	39	5
Total net generated[1]	5,343	5,012	4,501	4,629	4,972
Purchased
Non-renewable [2]	1,518	2,066	2,470	2,541	2,990
Renewable [3,4]	1,741	1,684	1,684	1,355	1,179
Battery Storage [5]	12	—	—	—	—
Total purchased[1]	3,271	3,750	4,154	3,896	4,169
Customer-sited solar	1,586	1,522	1,418	1,326	1,225
	10,200	10,284	10,073	9,851	10,366
GENERATION MIX (%)
Fuel oil
Conventional oil-fired steam units	39.8	36.0	32.6	34.8	35.6
Dual train combined-cycle unit	7.3	7.7	7.4	7.7	7.7
Diesel internal combustion engine	3.5	3.1	3.0	3.2	3.5
Simple-cycle combustion turbines	1.1	1.3	0.9	0.5	0.5
	51.7	48.1	43.9	46.2	47.3
Biodiesel internal combustion engine	0.2	0.2	0.2	0.3	0.5
Hydro	—	0.1	0.1	0.1	0.1
Solar	0.4	0.4	0.4	0.4	—
Total generation[1]	52.3	48.8	44.6	47.0	47.9
Purchased
Non-renewable [2]	14.9	20.1	24.6	25.8	28.8
Renewable [3,4]	17.2	16.3	16.7	13.7	11.5
Battery Storage [5]	0.1	—	—	—	—
Total purchased[1]	32.2	36.4	41.3	39.5	40.3
Customer-sited solar	15.5	14.8	14.1	13.5	11.8
	100.0	100.0	100.0	100.0	100.0

[1]	The 2021 and 2020 HEI Environmental, Social, Governance reports classified the 2020 and 2019 Honolulu International Airport's small generating resource as independent power producer generation. As of December 31, 2021, the 2022 HEI Environmental, Social, Governance report has reclassified this generating resource as utility-owned generation.
[2]	AES Hawaii provided 180 MW of firm capacity from its coal-fired cogeneration plant. The purchase power agreement expired on September 1, 2022 and was not renewed. The AES Hawaii coal plant has ceased operations.
[3]	Includes firm and non-firm renewable generation; does not include generation associated with Net Energy Metering (NEM) and Grid Supply customers.
[4]	In May 2018, Puna Geothermal Venture (PGV) went offline due to lava flow on Hawaii Island but returned to service at a level providing limited output without firm capacity in the fourth quarter of 2020; therefore, PGV has not been included into the Utilities' firm renewable energy purchase as of December 31, 2020 and 2019. PGV is currently providing 25.7 MW of capacity as of December 31, 2023.
[5]	Represents Kapolei Energy Storage, which reached commercial operations in December 2023.
		(Continued on next page)

POWER SUPPLY INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2023	2022	2021	2020	2019
SYSTEM CAPABILITY (MW) [1,2]
Company-owned generation
Conventional oil-fired steam units	1,086	1,086	1,086	1,086	1,086
Simple-cycle combustion turbines	279	279	279	279	279
Dual train combined-cycle unit	170	170	170	170	170
Diesel internal combustion engine	147	146	146	146	146
Biodiesel internal combustion engine	57	57	57	57	57
	1,739	1,738	1,738	1,738	1,738
Firm purchase power contracts [3]
Non-renewable [4]	268	268	448	448	448
Renewable [5]	94	94	92	68	68
	362	362	540	516	516
	2,101	2,100	2,278	2,254	2,254
SYSTEM CAPABILITY BY COMPANY (MW) [1,2]
Hawaiian Electric	1,564	1,564	1,744	1,744	1,744
Hawaii Electric Light	268	268	266	242	242
Maui Electric	269	268	268	268	268
	2,101	2,100	2,278	2,254	2,254
SYSTEM PEAK LOAD BY COMPANY (MW) [6]
Hawaiian Electric	1,060	1,072	1,072	1,087	1,193
Hawaii Electric Light	187	188	194	183	192
Maui Electric	200	207	205	201	217
	1,447	1,467	1,471	1,471	1,602
FUEL OIL DATA
Barrels of fuel oil consumed (thousands)	9,559	8,945	8,048	8,180	8,771
Average fuel oil cost per barrel	$126.73	$141.49	$80.06	$63.00	$82.17
Average fuel oil cost per million BTU (cents)	2,060.0	2,310.9	1,305.4	1,028.7	1,337.6
Fuel oil cost per net KWH generated (cents)	22.869	25.283	14.344	11.144	14.527
BTU per net KWH generated by company
Hawaiian Electric	11,178	10,943	10,962	10,808	10,852
Hawaii Electric Light	11,691	11,680	11,876	11,209	11,605
Maui Electric	10,461	10,501	10,543	10,639	10,460
Consolidated	11,102	10,941	10,988	10,834	10,860
OTHER DATA
Losses and system uses (%)	4.2	4.1	4.3	4.5	4.2
Reserve margin (%) [6]	45.2	43.1	54.8	53.2	40.7
Annual load factor (%) [6]	68.0	68.2	67.2	66.2	65.2
Average cost per KWH purchased from IPPs (cents)	20.536	21.160	16.142	14.597	15.191

[1] At December 31.
[2]	Excludes solar (West Loch PV - 20 MW) and hydro (four run-of-river units - 4 MW in the aggregate) due to their as-available nature.
[3]	Non-renewable firm power contracts include: AES Hawaii (AES), Kalaeloa Partners, and Hamakua Energy, LLC.
Renewable firm power contracts include: Honolulu Program of Waste Energy Recovery (H-POWER) and Puna Geothermal Venture (PGV) - see note 4 below. Excludes purchased power contracts with variable generation (e.g. non-firm wind, PV, hydro) resources.
[4]	AES Hawaii provided 180 MW of firm capacity from its coal-fired cogeneration plant. The purchase power agreement expired on September 1, 2022 and was not renewed. The AES Hawaii coal plant ceased operations.
[5]	In May 2018, Puna Geothermal Venture (PGV) went offline due to lava flow on Hawaii Island but returned to service at a level providing limited output without firm capacity in the fourth quarter of 2020; therefore, PGV has not been included into the Utilities' firm renewable energy purchase as of December 31, 2020 and 2019. PGV is currently providing 25.7 MW of capacity as of December 31, 2023.
[6]	Net; noncoincident and nonintegrated.

SELECTED INFORMATION
American Savings Bank, F.S.B.
Unaudited

Years ended December 31	2023	2022	2021	2020	2019

CAPITAL RATIOS (%)[1]
Common equity tier 1
ASB	12.27	12.15	13.29	—	13.18
Requirement	4.50	4.50	4.50	—	4.50
Tier 1 capital
ASB	12.27	12.15	13.29	—	13.18
Requirement	6.00	6.00	6.00	—	6.00
Total capital
ASB	13.38	13.14	14.31	—	14.31
Requirement	8.00	8.00	8.00	—	8.00
Tier 1 leverage
ASB	7.68	7.78	7.86	8.38	9.06
Requirement	4.00	4.00	4.00	4.00	4.00
KEY STATISTICS (%)
Return on average assets
ASB	0.55	0.86	1.15	0.74	1.25
Peers [2]	0.98	1.23	1.36	0.96	1.26
Return on average equity
ASB	10.98	14.08	13.76	8.11	13.48
Peers [2]	10.17	11.42	12.45	9.08	10.60
Net interest margin
ASB	2.74	2.89	2.91	3.29	3.85
Peers [2]	3.30	3.28	3.21	3.30	3.59
Revenue growth
ASB	(3.92)	2.54	(3.14)	(2.87)	7.42
Peers [2]	(0.94)	4.99	6.56	8.61	6.73
Efficiency ratio
ASB	75.20	66.31	65.31	61.47	57.77
Peers [2]	59.14	56.71	55.64	56.38	56.19
Net charge-offs to loans outstanding
ASB	0.12	0.03	0.07	0.40	0.45
Peers [2]	0.08	0.02	0.07	0.07	0.09
OTHER DATA
Dividend paid to HEI (via ASB Hawaii) ($ in millions)	39	42	59	31	56
Loan Growth (%)	3.42	15.01	(2.32)	4.39	5.72
Branch locations [3]	35	38	42	42	49
Number of ATMs	117	122	122	112	111

[1]	Effective with the June 2020 Call Report, under the CARES Act provision and the Community Bank Leverage Ratio (CBLR) framework, capital adequacy was measured solely through the Tier 1 leverage ratio. Under the interim rules, the minimum CBLR was 8% through 2020 and 8.5% for 2021. ASB did not qualify for the abbreviated capital reporting under the interim rules in 2021 and resumed reporting risk-based capital ratios in September 2021.
[2]	Bank peers for 2019 to 2023 comprise publicly traded banks and thrifts with assets ranging from approximately 0.5x to 2x ASB’s total assets and a comparable loan portfolio composition to ASB. The peer list is revised annually.
[3] At December 31.

STATEMENTS OF INCOME INFORMATION
American Savings Bank, F.S.B.
Unaudited

Years ended December 31	2023	2022	2021	2020	2019
(in thousands)
Interest and dividend income
Interest and fees on loans	$276,688	$207,830	$198,802	$214,134	$233,632
Interest and dividends on investment securities	58,095	58,044	43,464	30,529	32,922
Total interest and dividend income	334,783	265,874	242,266	244,663	266,554
Interest expense
Interest on deposit liabilities	48,905	7,327	4,981	10,654	16,830
Interest on other borrowings	33,892	5,974	59	460	1,610
Total interest expense	82,797	13,301	5,040	11,114	18,440
Net interest income	251,986	252,573	237,226	233,549	248,114
Provision for loan losses	10,357	2,037	(25,825)	50,811	23,480
Net interest income after provision for loan losses	241,629	250,536	263,051	182,738	224,634
Noninterest income
Fees from other financial services	19,034	19,830	21,225	16,447	19,275
Fee income on deposit liabilities	19,131	18,762	16,663	16,059	20,877
Fee income on other financial products	10,616	10,291	8,770	6,381	6,507
Gain (loss) on sale of investment securities, net	(14,965)	—	528	9,275	653
Gain on sale of real estate	495	1,778	—	—	10,762
Mortgage banking income	910	1,692	9,305	23,734	4,943
Other income, net	10,189	4,619	8,169	6,227	9,761
Total noninterest income	45,410	56,972	64,660	78,123	72,778
Noninterest expense
Compensation and employee benefits	118,297	113,839	113,970	104,443	103,009
Occupancy and equipment	33,545	34,126	30,094	30,574	30,032
Data processing	20,545	17,681	17,634	14,769	15,306
Services	13,943	10,679	10,327	11,121	10,239
Other expense	37,308	28,942	25,127	30,683	26,792
Total noninterest expense	223,638	205,267	197,152	191,590	185,378
Income before income taxes	63,401	102,241	130,559	69,271	112,034
Income taxes	10,039	22,252	29,325	11,688	23,061
Net income	$53,362	$79,989	$101,234	$57,583	$88,973
Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

BALANCE SHEETS INFORMATION
American Savings Bank, F.S.B.
Unaudited

December 31	2023	2022	2021	2020	2019
(in thousands)

ASSETS
Cash and cash equivalents	$435,455	$156,149	$251,240	$292,726	$178,398
Investment securities
Available-for-sale investment securities, at fair value	1,136,439	1,429,667	2,574,618	1,970,417	1,232,826
Held-to-maturity investment securities, at amortized cost	1,201,314	1,251,747	522,270	226,947	139,451
Investment in stock of Federal Home Loan Bank, at cost	14,728	26,560	10,000	8,680	8,434
Loans receivable, net	6,121,606	5,907,514	5,150,388	5,260,917	5,080,107
Real estate acquired in settlement of loans, net	—	115	—	43	—
Other and other intangibles, net	681,460	692,028	590,897	554,613	511,611
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$9,673,192	$9,545,970	$9,181,603	$8,396,533	$7,233,017

LIABILITIES AND SHAREHOLDER'S EQUITY
Deposit liabilities	$8,145,778	$8,169,696	$8,172,212	$7,386,957	$6,271,902
Other borrowings	750,000	695,120	88,305	89,670	115,110
Other	247,563	212,269	193,268	183,731	146,954
Total liabilities	9,143,341	9,077,085	8,453,785	7,660,358	6,533,966

Common stock	358,068	355,807	353,896	351,759	349,454
Retained earnings	464,055	449,693	411,704	369,470	358,259
Accumulated other comprehensive income (loss), net of taxes	(292,272)	(336,615)	(37,782)	14,946	(8,662)
Total shareholder's equity	529,851	468,885	727,818	736,175	699,051
Total liabilities and shareholder's equity	$9,673,192	$9,545,970	$9,181,603	$8,396,533	$7,233,017
Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.